                   SEMIANNUAL REPORT -- OCTOBER 15, 1996

DEAR SHAREHOLDER,

We are pleased to present you with the semiannual report for PaineWebber Money Market Fund (the 'Fund') for the six months ended August 31, 1996.

GENERAL MARKET OVERVIEW

In general, after exceptional performance during most of 1995, the first half of 1996 was difficult for fixed income investors. Accelerating economic growth, reflected in strong employment, retail sales and investment spending numbers, as well as a surprisingly robust housing sector, combined to convince the market that, contrary to expectations, the Fed would move to tighten interest rates. The change in sentiment was clearly reflected in the 30-year U.S. Treasury bond, the benchmark of bond market performance, as its yield increased from 5.95% on December 29, 1995, to 6.75% by August 31, 1996. When bond yields increase, bond prices decrease. Meanwhile, the Federal Reserve's Open Market Committee decided to keep monetary policy unchanged at the March, May and July 1996 meetings; the Fed's decision to do so suggested that officials did not foresee a recession or accelerating inflation.

PORTFOLIO REVIEW

PaineWebber Money Market Fund's current yields for Class A, B and C shares for the seven-day period ended August 31, 1996 were 4.06%, 3.54% and 3.44%, respectively. The Fund had a weighted average maturity of 63 days as of August 31, 1996.

Going forward, the Fund expects to maintain a neutral weighted average maturity as short-term rates find stability. The Fund's investments are limited to shorter-term money market instruments such as commercial paper, medium-term notes, U.S. Treasuries, U.S. government agencies, banker acceptances and certificates of deposit. Investment decisions in the Fund will continue to be dominated by credit quality and liquidity. Although we are

                    PORTFOLIO REVIEW


interested in maintaining higher yields, we will not do so by sacrificing the Fund's emphasis on security, quality and liquidity.

We anticipate continued market volatility, and view any declines that occur as a result of this volatility as opportunities to purchase securities. Furthermore, with elections nearing, we believe that the Federal Reserve Board appears confident with its current stance. However, any signs of movement in economic figures could spur the Fed to shift its present position, further adding to market instability.

Our ultimate objective in managing your investments is to help you successfully meet your financial goals. We thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

MARGO N. ALEXANDER                DENNIS L. MCCAULEY
President,                        Managing Director and
Mitchell Hutchins Asset           Chief Investment
Management Inc.                   Officer--Fixed Income,
                                  Mitchell Hutchins Asset
                                  Management Inc.

SUSAN P. MESSINA                  PETER YUEN
Senior Vice President,            Portfolio Manager
Mitchell Hutchins Asset           PaineWebber
Management Inc.                   Money Market Fund

                              MONEY   MARKET   FUND
  PAINEWEBBER

               STATEMENT OF NET ASSETS               AUGUST 31, 1996 (UNAUDITED)

PRINCIPAL
 AMOUNT                                                             MATURITY            INTEREST
 (000)                                                               DATES               RATES            VALUE
--------                                                      --------------------   --------------    -----------
 U.S. GOVERNMENT AGENCY OBLIGATIONS - 4.25%
$ 1,000   Federal Home Loan Bank............................  07/02/97 to 07/16/97   6.000 to 6.060%   $ 1,000,000
  1,000   Federal National Mortgage Association.............        09/04/96             5.390*          1,000,000
                                                                                                       -----------
Total U.S. Government Agency Obligations
(cost - $2,000,000).........................................                                             2,000,000
                                                                                                       -----------
 BANK NOTES - 7.53%
 Domestic - 7.53%
    800   BankAmerica Corp..................................        07/15/97             6.000             799,667
  1,000   Comerica Bank-Detroit.............................        09/04/96             5.510*            999,985
    750   FCC National Bank.................................        04/17/97             5.640             749,506
  1,000   Morgan Guaranty Trust Co..........................        01/15/97             5.250           1,000,333
                                                                                                       -----------
Total Bank Notes (cost - $3,549,491)........................                                             3,549,491
                                                                                                       -----------
 CERTIFICATES OF DEPOSIT - 8.49%
 Yankee - 8.49%
    500   Bayerische Vereinsbank AG.........................        04/29/97             5.800             500,000
  1,000   Commerzbank AG....................................        01/21/97             5.520           1,000,074
  1,000   Fuji Bank Ltd.....................................        09/16/96             5.390           1,000,004
    500   Societe Generale..................................        05/08/97             5.850             500,032
  1,000   Sumitomo Bank Ltd.................................        09/09/96             5.420           1,000,008
                                                                                                       -----------
Total Certificates of Deposit (cost - $4,000,118)...........                                             4,000,118
                                                                                                       -----------
 COMMERCIAL PAPER@ - 64.99%
 Asset-Backed - 11.59%
  2,000   Asset Securitization Cooperative Corp.............        09/20/96             5.380           1,994,321
  1,500   Delaware Funding Corp.............................        09/18/96             5.280           1,496,260
  1,000   New Center Asset Trust............................        01/29/97             5.420             977,417
  1,000   Triple-A One Funding Corporation..................        10/07/96             5.310             994,690
                                                                                                       -----------
                                                                                                         5,462,688
                                                                                                       -----------
 Auto & Truck - 2.11%
  1,000   Ford Motor Credit Co..............................        09/23/96             5.250             996,792
                                                                                                       -----------
 Banking - 5.27%
  2,500   ABN-AMRO N.A. Finance Inc.........................        10/21/96             5.000           2,482,639
                                                                                                       -----------


                              MONEY   MARKET   FUND
  PAINEWEBBER

PRINCIPAL
 AMOUNT                                                             MATURITY            INTEREST
 (000)                                                               DATES               RATES            VALUE
--------                                                      --------------------   --------------    -----------
 COMMERCIAL PAPER (CONCLUDED)
 Broker/Dealer - 4.96%
$   500   Goldman Sachs Group L.P...........................        09/20/96             5.300%        $   498,601
  1,850   Merrill Lynch & Co. Inc...........................  10/08/96 to 10/28/96   4.950 to 5.310      1,837,881
                                                                                                       -----------
                                                                                                         2,336,482
                                                                                                       -----------
 Computer - 2.12%
  1,000   International Business Machines Corp..............        09/17/96              5.29             997,649
                                                                                                       -----------
 Drugs, Health Care - 13.54%
  1,000   Bayer Corp........................................        10/21/96             5.300             992,639
  2,000   Merck & Co. Inc...................................  09/17/96 to 09/24/96   5.260 to 5.270      1,994,297
  2,000   Pfizer Inc........................................        09/23/96             5.260           1,993,571
  1,400   Sandoz Corp.......................................  09/03/96 to 09/16/96   5.290 to 5.450      1,397,675
                                                                                                       -----------
                                                                                                         6,378,182
                                                                                                       -----------
 Electronics - 3.18%
  1,500   Sony Capital Corp.................................        09/16/96             5.400           1,496,625
                                                                                                       -----------
 Energy - 4.24%
  2,000   Chevron Oil Finance Co............................        09/12/96             5.280           1,996,773
                                                                                                       -----------
 Finance - Conduit - 2.11%
  1,000   Metlife Funding Inc...............................        09/20/96             5.280             997,213
                                                                                                       -----------
 Finance - Retail - 3.17%
  1,500   American Express Credit Corporation...............        10/02/96             5.290           1,493,167
                                                                                                       -----------
 Food & Beverage - 3.18%
  1,500   Coca Cola Enterprises Inc.........................        09/10/96             5.420           1,497,968
                                                                                                       -----------
 Insurance - 4.22%
  2,000   Prudential Funding Corp...........................        10/09/96             5.300           1,988,811
                                                                                                       -----------
 Miscellaneous - 3.18%
  1,500   Beta Finance Inc..................................        09/13/96             5.300           1,497,350
                                                                                                       -----------
 Paper, Forest Products - 2.12%
  1,000   Weyerhaeuser Co...................................        09/16/96             5.280             997,800

                                                                                                       -----------
Total Commercial Paper
  (cost - $30,620,139)......................................                                            30,620,139
                                                                                                       -----------

                              MONEY   MARKET   FUND
  PAINEWEBBER

PRINCIPAL
 AMOUNT                                                             MATURITY            INTEREST
 (000)                                                               DATES               RATES            VALUE
--------                                                      --------------------   --------------    -----------
 SHORT-TERM CORPORATE OBLIGATIONS - 9.81%
 Banking - 6.63%
$ 1,000   Bankers Trust N.Y. Corp...........................        09/03/96            5.450%*        $ 1,000,000
  2,100   Norwest Corp......................................        01/30/97             7.875           2,121,480
                                                                                                       -----------
                                                                                                         3,121,480
                                                                                                       -----------
 Broker/Dealer - 1.06%
    500   Bear Stearns Companies Inc........................        08/12/97             5.820             500,000
                                                                                                       -----------
 Finance - Consumer - 2.12%
  1,000   American General Finance Corp.....................        04/01/97             5.800           1,001,166
                                                                                                       -----------
Total Short-Term Corporate Obligations
  (cost - $4,622,646).......................................                                             4,622,646
                                                                                                       -----------

 REPURCHASE AGREEMENTS - 5.15%
  1,200   Repurchase Agreement dated 8/30/96, with Daiwa
            Securities America, Inc., collateralized by
            $1,374,000 U.S. Treasury Bonds, 6.250% due
            08/15/23; proceeds: $1,200,696..................        09/03/96             5.220           1,200,000
  1,226   Repurchase Agreement dated 8/30/96, with Dresdner
            Securities (USA), Inc., collateralized by
            $1,168,000 U.S. Treasury Notes, 9.000% due
            05/15/98; proceeds: $1,226,715..................        09/03/96             5.250           1,226,000
                                                                                                       -----------
Total Repurchase Agreements (cost - $2,426,000).............                                             2,426,000
                                                                                                       -----------
Total Investments (cost - $47,218,394, which approximates
cost for federal income tax purposes) - 100.22%.............                                            47,218,394
Liabilities in excess of other assets - (0.22%).............                                              (102,500)
                                                                                                       -----------
Net Assets (applicable to 20,063,473; 21,901,392;
and 5,159,825 shares of Class A, Class B, and
Class C, respectively, each equivalent to $1.00 per

share) - 100.00%............................................                                           $47,115,894
                                                                                                       -----------
                                                                                                       -----------

------------------
* Variable Rate Security-Maturity date reflects earlier of reset date or maturity date. The interest rates shown are the current rates as of August 31, 1996 and reset periodically.
@  Interest rates shown represent yield to maturity for discounted securities.

                      Weighted average maturity - 63 days

                See accompanying notes to financial statements.

                              MONEY   MARKET   FUND
  PAINEWEBBER

               STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED AUGUST 31, 1996 (UNAUDITED)

Investment income:
Interest..........................................   $1,295,141
                                                     ----------

Expenses:
Investment advisory and administration............      119,051
Service fees--Class A.............................       22,120
Service and distribution fees--Class B............       91,853
Service and distribution fees--Class C............       20,362
Legal and audit...................................       45,311
State registration fees...........................       34,366
Transfer agency and service fees..................       32,972
Reports and notices to shareholders...............       32,136
Custody and accounting............................        7,370
Directors' fees...................................        6,125
Other expenses....................................       10,623
                                                     ----------
                                                        422,289
                                                     ----------
Net investment income.............................      872,852
Net realized gains from investment transactions...        9,985
                                                     ----------
Net increase in net assets resulting from
  operations......................................   $  882,837
                                                     ----------
                                                     ----------

                See accompanying notes to financial statements.

                              MONEY   MARKET   FUND
  PAINEWEBBER

            STATEMENT OF CHANGES IN NET ASSETS

                                                              FOR THE
                                                            SIX MONTHS
                                                               ENDED              FOR THE
                                                          AUGUST 31, 1996       YEAR ENDED
                                                            (UNAUDITED)      FEBRUARY 29, 1996
                                                          ---------------    -----------------
From operations:
Net investment income..................................     $   872,852        $   2,705,342
Net realized gains from investment transactions........           9,985                2,889
                                                          ---------------    -----------------
Net increase in net assets resulting from operations...         882,837            2,708,231
                                                          ---------------    -----------------
Dividends to shareholders from:
Net investment income--Class A.........................        (354,640)            (832,449)
Net investment income--Class B.........................        (425,866)          (1,417,388)
Net investment income--Class C.........................         (92,346)            (455,505)
                                                          ---------------    -----------------
                                                               (872,852)          (2,705,342)
                                                          ---------------    -----------------

Net decrease in net assets from capital stock
  transactions.........................................      (8,975,231)         (20,224,020)
                                                          ---------------    -----------------
Net decrease in net assets.............................      (8,965,246)         (20,221,131)
Net Assets:
Beginning of period....................................      56,081,140           76,302,271
                                                          ---------------    -----------------
End of period..........................................     $47,115,894        $  56,081,140
                                                          ---------------    -----------------
                                                          ---------------    -----------------

                See accompanying notes to financial statements.

                       NOTES   TO   FINANCIAL   STATEMENTS  (UNAUDITED)
  PAINEWEBBER

                ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

                PaineWebber Master Series, Inc. ('Master Series') was incorporated in Maryland on October 29, 1985 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end, diversified series investment company which currently offers two series of shares: PaineWebber Money Market Fund ('Fund') and PaineWebber Balanced Fund. The financial statements for PaineWebber Balanced Fund are not included herein.

                The Fund offers Class A, Class B and Class C shares. Each class represents interest in the same assets of the Fund and the classes are identical except for differences in their sales charge structure, ongoing service and distribution charges and certain transfer agency expenses. In addition, Class B shares automatically convert to Class A shares approximately six years after initial issuance. All classes of shares have equal voting privileges, except that each class has exclusive voting rights with respect to its distribution plan. All classes of shares may be obtained only through an exchange of shares of the corresponding class of other PaineWebber mutual funds.

                The preparation of financial statements in accordance with generally accepted accounting principles requires Fund management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

                Valuation and Accounting for Investments--Investments are valued at amortized cost which approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

                Repurchase Agreements--The Fund's custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Fund may participate in joint repurchase agreement transactions with other funds managed by Mitchell Hutchins Asset Management Inc. ('Mitchell Hutchins'), a wholly owned subsidiary of PaineWebber and investment adviser and administrator of the Fund.

                Net Investment Income and Investment Transactions--Income and expenses (excluding class-specific expenses) are allocated proportionately to each class of shares based upon the relative net asset value of dividend-eligible shares of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Realized and unrealized gains and losses are allocated proportionately to each class of shares based upon the relative value of shares outstanding at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

  PAINEWEBBER

                Dividends and Distributions--Dividends and distributions to shareholders are recorded on the ex-dividend date. Dividends and distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

                CONCENTRATION OF RISK

                The ability of the issuers of the debt securities held by the Fund to meet their obligations may be affected by economic developments, including those particular to a specific industry or region.

                INVESTMENT ADVISER AND ADMINISTRATOR

                The Board of Directors of Master Series has approved an Investment Advisory and Administration Contract ('Advisory Contract') with Mitchell Hutchins, under which Mitchell Hutchins serves as investment adviser and administrator of the Fund. In accordance with the Advisory Contract, the Fund pays Mitchell Hutchins an investment advisory and administration fee, which is accrued daily and paid monthly, at the annual rate of 0.50% of the Fund's average daily net assets. At August 31, 1996, the Fund owed Mitchell Hutchins $17,850 for investment advisory and administration fees.

                DISTRIBUTION PLANS


                Mitchell Hutchins is the distributor of the Fund's shares and has appointed PaineWebber as the exclusive dealer for the sale of those shares. Under separate plans of service/distribution pertaining to the Class A, Class B and Class C shares, the Fund pays Mitchell Hutchins monthly service fees at the annual rate of 0.25% of the average daily net assets of each class of shares and monthly distribution fees at an annual rate of 0.50% of the average daily net assets of Class B and Class C shares. At August 31, 1996, the Fund owed Mitchell Hutchins $20,556 in service and distribution fees.

                Mitchell Hutchins also receives the proceeds of the contingent deferred sales charges paid upon certain redemptions of Class A, Class B and Class C shares. Mitchell Hutchins has informed the Fund that for the six months ended August 31, 1996, it earned $15,066 in contingent deferred sales charges.

                TRANSFER AGENCY SERVICE FEES

                The Fund pays PaineWebber an annual fee of $4.00 per active PaineWebber shareholder account for certain services not provided by the Fund's transfer agent. For these services for the six months ended August 31, 1996, PaineWebber earned $6,958 in service fees. At August 31, 1996, the Fund owed PaineWebber $1,106 for such fees.

                OTHER LIABILITIES

                At August 31, 1996, the amounts payable for Fund shares repurchased and dividends payable aggregated $62,022 and $101,862, respectively.

  PAINEWEBBER

                CAPITAL STOCK

                There are 10 billion shares of $0.001 par value common stock authorized for Master Series, of which 1 billion were allocated to the Fund. Transactions in shares of common stock, at $1.00 per share, were as follows:

                                                        CLASS A                     CLASS B                     CLASS C
                                               -------------------------   -------------------------   -------------------------
                                                 FOR THE       FOR THE       FOR THE       FOR THE       FOR THE       FOR THE
                                               SIX MONTHS    YEAR ENDED    SIX MONTHS    YEAR ENDED    SIX MONTHS    YEAR ENDED
                                                  ENDED       FEBRUARY        ENDED       FEBRUARY        ENDED       FEBRUARY
                                               AUGUST 31,        29,       AUGUST 31,        29,       AUGUST 31,        29,
                                                  1996          1996          1996          1996          1996          1996
                                               -----------   -----------   -----------   -----------   -----------   -----------

                      Shares sold............   73,668,361   68,390,061     13,278,217    47,337,869    26,846,839   57,291,344
                      Shares repurchased.....  (78,098,950) (67,443,035)   (17,840,418)  (60,008,482)  (27,515,753) (68,064,126)
                      Shares converted from
                        Class B to Class A...      493,350    1,031,503       (493,350)   (1,031,503)          --           --
                      Dividends reinvested...      265,313      713,442        349,998     1,169,924        71,162      388,983
                                               -----------   -----------   -----------   -----------   -----------   -----------
                      Net increase (decrease)
                        in shares
                        outstanding..........   (3,671,926)   2,691,971     (4,705,553)  (12,532,192)     (597,752) (10,383,799)
                                               -----------   -----------   -----------   -----------   -----------   -----------
                                               -----------   -----------   -----------   -----------   -----------   -----------


                FEDERAL TAX STATUS

                The Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, the Fund intends not to be subject to a federal excise tax.

                At February 29, 1996, the Fund had capital loss carryforwards of $18,780 available as a reduction, to the extent provided in the regulations, of future net realized gains, which will expire between February 28, 1999 and February 28, 2003. To the extent that such losses are used to offset future capital gains, it is probable that the gains so offset will not be distributed.

                              [This page intentionally left blank]

                              MONEY   MARKET   FUND
  PAINEWEBBER

               FINANCIAL HIGHLIGHTS

               SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD IS PRESENTED BELOW:

                                                                  CLASS A
                            -----------------------------------------------------------------------------------
                                                             For the Years Ended
                                For the         ---------------------------------------------    For the Period
                            Six Months Ended                                                     July 1, 1991+
                               August 31,       February 29,            February 28,                   to
                                  1996          ------------    -----------------------------     February 29,
                              (unaudited)           1996         1995       1994       1993           1992
                            ----------------    ------------    -------    -------    -------    --------------
Net asset value,
  beginning of period....       $   1.00          $   1.00      $  1.00    $  1.00    $  1.00        $ 1.00
                                 -------        ------------    -------    -------    -------        ------
Net investment income....          0.020             0.046        0.037      0.016      0.022         0.026
                                 -------        ------------    -------    -------    -------        ------
Dividends from net
  investment income......         (0.020)           (0.046)      (0.037)    (0.016)    (0.022)       (0.026)
                                 -------        ------------    -------    -------    -------        ------
Net asset value, end of
  period.................       $   1.00          $   1.00      $  1.00    $  1.00    $  1.00        $ 1.00
                                 -------        ------------    -------    -------    -------        ------
                                 -------        ------------    -------    -------    -------        ------
Total investment
  return(1)..............           2.05%             4.69%        3.95%      1.64%      2.25%         2.47%
                                 -------        ------------    -------    -------    -------        ------
                                 -------        ------------    -------    -------    -------        ------

Ratios/supplemental data:
  Net assets, end of
    period (000's).......       $ 20,066          $ 23,735      $21,042    $14,204    $11,716        $3,806
  Ratio of expenses to
    average net assets...           1.44%*            1.31%        1.06%      1.72%      1.74%         1.90%*
  Ratio of net investment
    income to average
    net assets...........           4.00%*            4.68%        3.85%      1.70%      2.18%         3.61%*

------------------
 * Annualized
 + Commencement of issuance of shares
(1) Total return is calculated assuming a $1,000 investment in Fund shares on the first day of each period reported, reinvestment of all dividends and capital gain distributions at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges; results for each class would be lower if sales charges were included. Total return information for periods less than one year is not annualized.

                              MONEY   MARKET   FUND
  PAINEWEBBER

                                 CLASS B                                                              CLASS C
--------------------------------------------------------------------------     -----------------------------------------------------
  For the                       For the Years Ended                                     For the Years Ended
 Six Months  --------------------------------------------------      For the       -----------------------------  For the Period
   Ended                                                         Six Months Ended                                  July 14, 1992+
 August 31,  February 29,        Februray 28,       February 29,    August 31,      February 29,   Februray 28,        to
    1996     ------------  ------------------------ -----------       1996         ------------  ---------------   February 28,
(unaudited)      1996       1995     1994    1993      1992        (unaudited)          1996       1995     1994      1993
-----------  ------------  -------  ------  ------- -----------  ----------------   ------------  -------  ------ -------------
$    1.00      $   1.00    $  1.00  $ 1.00  $  1.00  $   1.00         $ 1.00           $ 1.00     $  1.00  $ 1.00    $ 1.00
-----------  ------------  -------  ------  ------- -----------       ------           ------     -------  ------    ------
    0.017         0.041      0.032   0.011    0.016     0.039          0.017            0.041       0.033   0.012     0.009
-----------  ------------  -------  ------  ------- -----------       ------           ------     -------  ------    ------
   (0.017)       (0.041)    (0.032) (0.011)  (0.016)   (0.039)        (0.017)          (0.041)     (0.033) (0.012)   (0.009)
-----------  ------------  -------  ------  ------- -----------       ------           ------     -------  ------    ------
$    1.00      $   1.00    $  1.00  $ 1.00  $  1.00  $   1.00         $ 1.00           $ 1.00     $  1.00  $ 1.00    $ 1.00
-----------  ------------  -------  ------  ------- -----------       ------           ------     -------  ------    ------
-----------  ------------  -------  ------  ------- -----------       ------           ------     -------  ------    ------
     1.75%         4.18%      3.41%   1.12%    1.73%     4.16%          1.71%            4.14%       3.44%   1.19%     0.81%
-----------  ------------  -------  ------  ------- -----------       ------           ------     -------  ------    ------
-----------  ------------  -------  ------  ------- -----------       ------           ------     -------  ------    ------
                                                                                                                     $2,220
$  21,892      $ 26,592    $39,123  $9,819  $15,280  $ 29,341         $5,158           $5,754     $16,137  $9,430      2.14%*
     1.95%*        1.79%      1.55%   2.25%    2.28%     2.06%          2.03%*           1.79%       1.55%   2.14%
     3.47%*        4.17%      3.46%   1.16%    1.69%     4.07%          3.39%*           4.27%       3.35%   1.36%     1.67%*

  PAINEWEBBER

              SHAREHOLDER INFORMATION

              A special meeting of shareholders was held on April 15, 1996, at which the following proposals were approved (Shareholders of Master Series, comprised of the Fund and another series, voted together as a single class with respect to the election of board members; other matters noted below were approved by shareholders of the Fund):

PROPOSAL 1

To elect ten members of the Board of Directors:


                                                                      SHARES
                                                SHARES VOTED         WITHHOLD
                                                    FOR             AUTHORITY
                                                ------------    ---------------
         Margo N. Alexander..................    30,108,980          3,571,102
         Richard Q. Armstrong................    30,110,878          3,569,204
         E. Garrett Bewkes, Jr...............    30,110,878          3,569,204
         Richard R. Burt.....................    30,015,121          3,664,961
         Mary C. Farrell.....................    30,108,980          3,571,102
         Meyer Feldberg......................    30,027,076          3,653,006
         George W. Gowen.....................    30,110,878          3,569,204
         Frederic V. Malek...................    30,015,121          3,664,961
         Carl W. Schafer.....................    30,110,878          3,569,204
         John R. Torell III..................    30,095,791          3,584,291

PROPOSAL 2

To vote for or against the ratification of Price Waterhouse LLP as the independent auditors for the fiscal year ending February 29, 1997:

                 SHARES VOTED     SHARES VOTED      SHARES
                     FOR            AGAINST         ABSTAIN
                 ------------     ------------     ---------
                  21,194,773         98,729        2,764,413

PROPOSAL 3

Approval of the proposed changes to the Fund's fundamental investment restrictions and policies:


To vote for or against the following changes to the Fund's fundamental investment restrictions and policies:

                                                         SHARES VOTED   SHARES VOTED     SHARES
                                                             FOR          AGAINST        ABSTAIN
                                                         ------------   ------------    ---------
Modification of Fundamental Restriction on Portfolio
  Diversification for Diversified Funds................   20,676,384       516,909      2,864,622
Modification of Fundamental Restriction on
  Concentration........................................   20,676,384       516,909      2,864,622
Modification of Fundamental Restriction on Senior
  Securities and Borrowing.............................   20,676,384       516,909      2,864,622
Modification of Fundamental Restriction on Making
  Loans................................................   20,676,384       516,909      2,864,622
Modification of Fundamental Restriction on Underwriting
  Securities...........................................   20,676,384       516,909      2,864,622
Modification of Fundamental Restriction on Real Estate
  Investments..........................................   20,676,384       516,909      2,864,622
Modification of Fundamental Restriction on Investing in
  Commodities..........................................   20,676,384       516,909      2,864,622
Elimination of Fundamental Restriction on Margin
  Transactions.........................................   20,676,384       516,909      2,864,622
Elimination of Fundamental Restriction on Short
  Sales................................................   20,676,384       516,909      2,864,622
Elimination of Fundamental Restriction on Investments
  in Oil, Gas and Mineral Leases and Programs..........   20,676,384       516,909      2,864,622
Elimination of Fundamental Restriction on Investments
  in Other Investment Companies........................   20,676,384       516,909      2,864,622

(Broker non-votes and abstentions are included within the 'Shares Withhold Authority' or 'Shares Abstain' totals.)

                                ------------------------------------------------
                                  BOARD OF DIRECTORS

DIRECTORS

E. Garrett Bewkes, Jr.
                               Meyer Feldberg
Chairman
                               George W. Gowen
Margo N. Alexander
                               Frederic V. Malek
Richard Q. Armstrong
                               Carl W. Schafer
Richard R. Burt
                               John R. Torell III
Mary C. Farrell

OFFICERS

Margo N. Alexander
                               Dianne E. O'Donnell
President
                               Vice President and Secretary
Victoria E. Schonfeld
                               Julian F. Sluyters
Vice President
                               Vice President and Treasurer
INVESTMENT ADVISER,
ADMINISTRATOR AND DISTRIBUTOR

Mitchell Hutchins Asset Management Inc.
1285 Avenue of the Americas
New York, New York 10019

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective prospectus.

The financial information included herein is taken from the records of the Fund without examination by independent accountants who do not express an opinion thereon.

A prospectus containing more complete information for any of the Funds listed on the back cover can be obtained from a PaineWebber investment executive or correspondent firm. Read the prospectus carefully before investing.

                              SEMIANNUAL REPORT
---
PaineWebber offers a family of 21 funds which encompass a diversified range of investment goals. Investors may exchange their Fund shares with other Funds within the family for a $5 exchange fee.

BOND FUNDS

/ / High Income Fund

/ / Investment Grade Income Fund

/ / Low Duration U.S. Government Income Fund

/ / Strategic Income Fund

/ / U.S. Government Income Fund

TAX-FREE BOND FUNDS

/ / California Tax-Free Income Fund

/ / Municipal High Income Fund               PAINEWEBBER

/ / National Tax-Free Income Fund
                                             MONEY
/ / New York Tax-Free Income Fund

STOCK FUNDS
                                             MARKET

/ / Capital Appreciation Fund
                                             FUND
/ / Financial Services Growth Fund

/ / Growth Fund

/ / Growth and Income Fund

/ / Small Cap Fund

/ / Utility Income Fund

ASSET ALLOCATION FUNDS

/ / Balanced Fund

/ / Tactical Allocation Fund

GLOBAL FUNDS


/ / Emerging Markets Equity Fund

/ / Global Equity Fund

/ / Global Income Fund

          (Copyright) PaineWebber Incorporated
                       Member SIPC                         AUGUST 31, 1996
                  123456-7890      U123